UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS August 31, 2017 Unaudited

		Principal Amount	Value
Foreign Government Obligations—77.5%
Argentina—1.4%
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	$ 241,239
16.00% Bonds, 10/17/23	ARS	6,350,660	365,777
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	189,022
24.138% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	19,280,000	1,104,681
26.25% [ARPP7DRR+0] Unsec. Nts., 6/21/20[1]	ARS	13,000,000	765,826
			2,666,545

Brazil—8.8%
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[2]	BRL	1,130,000	1,141,644
6.00% Unsec. Nts., 5/15/45[2]	BRL	1,280,000	1,342,046
10.00% Unsec. Nts., 1/1/21	BRL	38,770,000	12,641,732
10.00% Unsec. Nts., 1/1/23[2]	BRL	4,000,000	1,292,843
			16,418,265

Chile—2.9%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,445,000,000	2,446,718
4.50% Bonds, 3/1/21	CLP	1,350,000,000	2,231,005
4.50% Bonds, 3/1/26	CLP	400,000,000	648,050
			5,325,773

Colombia—4.1%
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	7,180,000,000	2,533,355
Series B, 7.00% Bonds, 6/30/32	COP	2,000,000,000	674,966
Series B, 7.50% Bonds, 8/26/26	COP	4,310,000,000	1,542,187
Series B, 7.75% Bonds, 9/18/30	COP	900,000,000	328,493
Series B, 10.00% Bonds, 7/24/24	COP	2,221,000,000	905,159
Series B, 11.00% Bonds, 7/24/20	COP	1,500,000,000	580,346
Series B, 11.25% Bonds, 10/24/18	COP	3,000,000,000	1,089,346
			7,653,852

Hungary—3.6%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	110,000,000	519,801
Series 25/B, 5.50% Bonds, 6/24/25	HUF	848,000,000	3,994,585
Series 27/A, 3.00% Bonds, 10/27/27	HUF	550,000,000	2,157,832
			6,672,218

India—0.8%
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	986,392
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	495,972
			1,482,364

1         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Indonesia—9.4%
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	51,800,000,000	$ 4,008,494
Series FR70, 8.375% Sr. Unsec. Nts., 3/15/24	IDR	12,000,000,000	979,414
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	3,372,549
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	40,330,000,000	3,340,758
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	67,780,000,000	5,823,177
			17,524,392

Malaysia—2.9%
Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	8,400,000	1,969,532
3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,108,784
4.24% Sr. Unsec. Nts., 2/7/18	MYR	5,340,000	1,256,796
			5,335,112

Mexico—6.9%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	1,058,241
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	23,580,000	1,405,430
Series M, 8.00% Bonds, 11/7/47	MXN	20,000,000	1,228,214
Series M10, 8.50% Bonds, 12/13/18	MXN	55,500,000	3,169,282
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	16,030,000	1,011,967
Series M20, 10.00% Bonds, 12/5/24	MXN	48,800,000	3,241,460
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,540,000	355,312
Series M30, 10.00% Bonds, 11/20/36	MXN	18,000,000	1,308,317
			12,778,223

Peru—4.2%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	7,505,000	2,488,720
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	710,000	247,863
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	6,850,000	2,348,688
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	7,525,000	2,820,733
			7,906,004

Poland—4.4%
Republic of Poland:
Series 0726, 2.50% Bonds, 7/25/26	PLN	9,360,000	2,489,002
Series 0922, 5.75% Bonds, 9/23/22	PLN	17,600,000	5,661,598
			8,150,600

Romania—1.9%
Romania, 5.95% Bonds, 6/11/21	RON	12,370,000	3,615,185

Russia—8.2%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd., 7.75% Sr. Unsec. Nts., 2/13/18[3]	RUB	6,700,000	115,140
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	143,000,000	2,474,032

2         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Russia (Continued)
Russian Federation: (Continued)
Series 6210, 6.80% Bonds, 12/11/19	RUB	182,600,000	$ 3,099,525
Series 6211, 7.00% Bonds, 1/25/23	RUB	332,000,000	5,567,629
Series 6212, 7.05% Bonds, 1/19/28	RUB	17,000,000	283,114
Series 6216, 6.70% Bonds, 5/15/19	RUB	219,100,000	3,738,808
			15,278,248
South Africa—7.3%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,400,000	1,714,996
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	2,931,065
Series 2037, 8.50% Bonds, 1/31/37	ZAR	15,600,000	1,074,835
Series R186, 10.50% Bonds, 12/21/26	ZAR	47,200,000	4,075,584
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	30,250,000	2,277,239
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,461,982
			13,535,701
Thailand—3.2%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	5,881,234
Turkey—6.1%
Republic of Turkey:
10.60% Bonds, 2/11/26	TRY	2,220,000	655,540
10.70% Bonds, 2/17/21	TRY	18,030,000	5,224,022
11.00% Bonds, 2/24/27	TRY	18,550,000	5,591,426
			11,470,988
Ukraine—0.3%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/23		330,000	342,951
7.75% Sr. Unsec. Nts., 9/1/25		300,000	308,391
			651,342
Uruguay—1.1%
Oriental Republic of Uruguay:
9.126% Unsec. Nts., 6/29/18[7]	UYU	17,000,000	552,809
9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	41,825,000	1,542,417
			2,095,226
Total Foreign Government Obligations (Cost $140,327,757)			144,441,272
Corporate Bonds and Notes—12.9%
Consumer Discretionary—0.4%
Media—0.4%
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]		645,000	700,438
Consumer Staples—0.2%
Food Products—0.2%
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[3]		395,000	397,666

3         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Energy—3.2%
Oil, Gas & Consumable Fuels—3.2%
Petrobras Global Finance BV: 6.125% Sr. Unsec. Nts., 1/17/22		$550,000	$ 584,375
8.75% Sr. Unsec. Nts., 5/23/26		600,000	720,600
Petroleos Mexicanos: 7.19% Sr. Unsec. Nts., 9/12/24[3]	MXN	28,000,000	1,429,970
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	817,126
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	872,567
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[3]		480,000	467,700
YPF SA: 6.95% Sr. Unsec. Nts., 7/21/27[3]		600,000	641,068
16.50% Sr. Unsec. Nts., 5/9/22[3]	ARS	7,670,200	416,883
			5,950,289

Financials—3.3%
Capital Markets—0.5%
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[3]		725,000	767,604
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	MXN	2,300,000	124,832
			892,436

Commercial Banks—2.3%
Akbank Turk AS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	3,595,000	1,016,193
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,3,4]		240,000	258,300
Credit Bank of Moscow Via CBOM Finance plc, 7.50% [USSW5+541.6] Sub. Nts., 10/5/27[1,3]		385,000	363,873
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[3]		810,000	817,088
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,3]		600,000	607,949
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[3]		700,000	711,560
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[3]		560,000	573,185
			4,348,148

Consumer Finance—0.2%
Financiera Independencia SAB de CV SOFOM ENR, 8% Sr. Unsec. Nts., 7/19/24[3]		450,000	463,590

Insurance—0.3%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[3]		450,000	464,400

Industrials—1.2%
Airlines—0.2%
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[3]		290,000	308,270

4         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Industrial Conglomerates—0.3%
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[3]		$500,000	$522,750

Professional Services—0.4%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[3]		700,000	726,250

Transportation Infrastructure—0.3%
Agile Group Holdings Ltd., 9% Sr. Sec. Nts., 5/21/20		560,000	606,674

Information Technology—0.3%
Communications Equipment—0.3%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[3]		460,000	479,642

Materials—0.9%
Metals & Mining—0.6%
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[5]		513,426	508,559
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[3]		645,000	660,074
			1,168,633

Paper & Forest Products—0.3%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[3]		565,000	613,025

Telecommunication Services—2.2%
Diversified Telecommunication Services—0.3%
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[3]		510,000	548,867

Wireless Telecommunication Services—1.9%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	856,242
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,308,162
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[3]		800,000	832,000
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[3]	RUB	35,500,000	610,945
			3,607,349

Utilities—1.2%
Electric Utilities—0.8%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[3]		565,000	579,125
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	214,000,000	76,006
Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	885,693
			1,540,824

Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[3]		300,000	327,000
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[3]		430,000	433,762
			760,762
Total Corporate Bonds and Notes (Cost $24,791,065)			24,100,013

5         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Short-Term Notes—3.3%
Arab Republic of Egypt Treasury Bills:
17.766%, 4/17/18[7]	EGP	12,000,000	$609,226
18.264%, 2/6/18[7]	EGP	8,300,000	437,286
18.973%, 7/24/18[7]	EGP	20,000,000	975,864
20.112%, 5/29/18[7]	EGP	19,500,000	974,989
Federal Republic of Nigeria Treasury Bills, 22.309%, 8/2/18[6]	NGN	330,000,000	768,325
Oriental Republic of Uruguay Treasury Bills, 8.716%, 1/9/18[7]	UYU	20,000,000	679,396
United States Treasury Bills:
0.993%, 9/14/17[7]		750,000	749,759
1.068%, 12/14/17[7]		1,000,000	997,328
Total Short-Term Notes (Cost $6,164,275)			6,192,173

	Counter-		Exercise	Expiration	Notional Amount
	party		Price	Date	(000’s)	Contracts
Over-the-Counter Option Purchased—0.1%
EUR Currency Put[8] ($214,048)	BOA	EUR	1315.000	11/22/17	EUR 25,000	15,750,000	158,672

	Shares
Investment Company—2.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[9,10] (Cost $4,702,566)	4,702,566	4,702,566
Total Investments, at Value (Cost $176,199,711)	96.3%	179,594,696
Net Other Assets (Liabilities)	3.7	6,809,502
Net Assets	100.0%	$186,404,198

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,503,576 or 14.22% of the Fund’s net assets at period end.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Interest or dividend is paid-in-kind, when applicable.

6. Current yield as of period end.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Non-income producing security.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2017	Additions	Reductions	August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,851,978	45,818,038	46,967,450	4,702,566

6         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$4,702,566	$ 9,582	$ —	$ —

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Brazil	$ 19,551,019	10.9%
Mexico	19,431,763	10.8
Russia	17,680,744	9.8
Indonesia	17,524,392	9.8
South Africa	14,421,394	8.0
Turkey	13,806,691	7.7
Colombia	8,194,258	4.6
Poland	8,150,599	4.5
Peru	7,906,004	4.4
Hungary	6,672,218	3.7
United States	6,449,653	3.6
Thailand	5,881,234	3.3
Chile	5,634,043	3.1
Malaysia	5,335,112	3.0
Argentina	4,852,487	2.7
Romania	3,615,185	2.0
Egypt	2,997,365	1.7
Uruguay	2,774,622	1.5
India	1,482,364	0.8
Nigeria	1,341,510	0.8
Ukraine	1,159,901	0.6
Mauritius	913,404	0.5
Ireland	832,000	0.5
Spain	726,250	0.4
Israel	700,438	0.4
China	606,674	0.3
United Arab Emirates	467,700	0.3
Dominican Republic	327,000	0.2
Eurozone	158,672	0.1

Total	$ 179,594,696	100.0%

Forward Currency Exchange Contracts as of August 31, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2017	IDR	9,881,000	USD	739	$ 2,131	$ —
BAC	09/2017 -12/2017	MYR	79,130	USD	18,492	51,841	24,920
BAC	09/2017	PEN	460	USD	141	1,133	—

7         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2017	PHP	13,200	USD	259	$ —	$ 1,490
BAC	09/2017	TRY	140	USD	39	1,209	—
BAC	09/2017	USD	618	MXN	11,100	—	841
BAC	09/2017	USD	10,005	MYR	42,715	1,891	7,688
BAC	09/2017	ZAR	9,570	USD	729	6,067	1,104
BOA	09/2017	BRL	2,750	USD	823	48,492	—
BOA	09/2017	CZK	1,710	USD	74	4,368	—
BOA	09/2017	INR	260,650	USD	4,005	65,045	—
BOA	09/2017	MXN	13,700	USD	770	—	6,222
BOA	09/2017	PHP	118,100	USD	2,341	5,348	42,078
BOA	09/2017	PLN	1,320	USD	363	6,734	—
BOA	09/2017	RON	3,140	USD	781	33,030	—
BOA	09/2017	THB	22,000	USD	656	6,974	—
BOA	09/2017	TRY	10,865	USD	2,869	262,684	—
BOA	09/2017	USD	79	BRL	250	19	—
BOA	09/2017	USD	64	CLP	42,500	—	4,013
BOA	09/2017	USD	3,286	IDR	44,116,000	—	22,717
BOA	09/2017	USD	997	MXN	18,400	—	29,014
BOA	09/2017	USD	1,051	THB	35,100	—	6,591
BOA	09/2017	USD	704	TRY	2,600	—	45,662
BOA	09/2017	USD	2,300	ZAR	30,560	—	43,400
BOA	09/2017	ZAR	12,690	USD	970	3,045	—
CITNA-B	09/2017	COP	2,525,000	USD	836	18,506	—
CITNA-B	09/2017	HUF	955,960	USD	3,492	232,686	—
CITNA-B	09/2017	IDR	26,387,000	USD	1,967	12,290	—
CITNA-B	09/2017	INR	60,000	USD	925	11,558	—
CITNA-B	09/2017	MXN	40,800	USD	2,227	49,509	—
CITNA-B	09/2017	PEN	570	USD	174	1,764	—
CITNA-B	09/2017	PLN	30	USD	8	—	15
CITNA-B	09/2017	RON	775	USD	200	813	—
CITNA-B	09/2017	THB	10,900	USD	327	899	—
CITNA-B	09/2017	TRY	7,710	USD	2,167	55,161	—
CITNA-B	09/2017	USD	727	CLP	474,000	—	31,146
CITNA-B	09/2017	USD	1,098	EUR	920	2,045	—
CITNA-B	09/2017	USD	1,885	HUF	511,000	—	106,649
CITNA-B	09/2017	USD	3,292	PEN	10,820	—	43,645
CITNA-B	09/2017	USD	48	PLN	180	—	2,493
CITNA-B	09/2017	USD	1,591	RON	6,285	—	37,780
CITNA-B	09/2017	USD	2,905	RUB	168,800	3,611	—
CITNA-B	09/2017	USD	3,028	TRY	10,970	—	133,468
CITNA-B	09/2017	USD	2,010	ZAR	26,860	—	49,616
CITNA-B	09/2017	ZAR	32,830	USD	2,463	53,674	—
DEU	09/2017	CZK	15,100	USD	646	43,075	—
DEU	09/2017	HUF	187,000	USD	704	24,863	—
DEU	09/2017	PLN	9,090	USD	2,487	61,331	—
DEU	09/2017	RON	3,100	USD	789	14,211	—
DEU	09/2017	USD	1,953	PEN	6,385	—	15,211

8         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
DEU	09/2017	USD	814	ZAR	11,040	$ —	$ 32,769
GSCO-OT	09/2017	BRL	4,400	USD	1,394	4,647	502
GSCO-OT	09/2017	CLP	140,000	USD	211	12,403	—
GSCO-OT	09/2017	COP	6,819,000	USD	2,249	58,039	—
GSCO-OT	09/2017	CZK	1,400	USD	63	680	—
GSCO-OT	09/2017	MXN	27,500	USD	1,531	4,594	1,702
GSCO-OT	09/2017	MYR	990	USD	231	1,319	—
GSCO-OT	09/2017	PEN	1,240	USD	380	2,439	—
GSCO-OT	09/2017	PLN	510	USD	141	2,398	—
GSCO-OT	09/2017	USD	1,398	BRL	4,400	333	—
GSCO-OT	09/2017	USD	582	HUF	152,000	—	10,744
GSCO-OT	09/2017	USD	2,866	IDR	38,573,000	—	26,899
GSCO-OT	09/2017	USD	1,077	ZAR	14,190	—	10,828
HSBC	09/2017	BRL	750	USD	238	437	171
HSBC	09/2017	CLP	254,900	USD	388	19,583	—
HSBC	09/2017	COP	7,017,000	USD	2,301	72,217	—
HSBC	09/2017	HUF	153,000	USD	587	9,017	—
HSBC	09/2017	IDR	13,344,000	USD	997	3,929	—
HSBC	09/2017	INR	53,000	USD	814	13,487	—
HSBC	09/2017	MXN	22,276	USD	1,201	45,916	4,298
HSBC	09/2017	PEN	860	USD	263	2,021	—
HSBC	09/2017	PLN	14,740	USD	3,928	203,771	—
HSBC	09/2017	THB	41,000	USD	1,214	20,508	—
HSBC	09/2017	USD	238	BRL	750	57	—
HSBC	09/2017	USD	24	CLP	16,000	—	1,644
HSBC	09/2017	USD	1,289	COP	3,976,000	—	56,137
HSBC	09/2017	USD	1,226	HUF	331,000	—	64,297
HSBC	09/2017	USD	773	MXN	13,700	8,501	—
HSBC	09/2017	USD	2,380	PLN	8,870	—	107,083
JPM	09/2017	BRL	2,670	USD	846	2,084	132
JPM	09/2017	CLP	214,000	USD	326	16,061	—
JPM	09/2017	COP	374,000	USD	128	—	1,295
JPM	09/2017	CZK	1,100	USD	49	1,163	—
JPM	09/2017	HUF	40,000	USD	152	4,348	—
JPM	09/2017	IDR	35,351,000	USD	2,637	13,997	—
JPM	09/2017	INR	81,900	USD	1,265	13,971	—
JPM	09/2017	MXN	17,200	USD	961	2,392	3,406
JPM	09/2017	PHP	14,000	USD	276	—	2,590
JPM	09/2017	PLN	4,120	USD	1,107	47,950	—
JPM	09/2017	RON	5,425	USD	1,332	73,665	—
JPM	09/2017	RUB	181,300	USD	2,999	117,567	—
JPM	09/2017	THB	136,548	USD	4,010	102,920	—
JPM	09/2017	TRY	7,910	USD	2,175	105,190	—
JPM	09/2017	USD	842	BRL	2,670	—	6,192
JPM	09/2017	USD	2,091	CLP	1,377,400	—	111,447
JPM	09/2017	USD	616	COP	1,881,000	—	20,079
JPM	09/2017	USD	1,524	IDR	20,437,500	—	8,423

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)			Unrealized Appreciation		Unrealized Depreciation
JPM	09/2017	USD	7,117	MXN	129,200	$	9,610	$	100,012
JPM	09/2017	USD	1,406	PHP	71,000		21,286		—
JPM	09/2017	USD	1,591	RON	6,290		—		38,965
JPM	09/2017	USD	6,880	RUB	405,700		5,868		99,688
JPM	09/2017	USD	1,762	TRY	6,290		—		50,547
JPM	09/2017	ZAR	2,140	USD	163		1,067		—
SCB	09/2017	USD	1,045	THB	35,100		—		11,910
TDB	09/2017 - 10/2017	BRL	6,783	USD	2,143		7,487		276
TDB	09/2017	MXN	20,600	USD	1,122		29,133		1,539
TDB	09/2017	PLN	8,143	USD	1,999		283,732		—
TDB	09/2017	USD	1,151	BRL	3,650		—		8,980
TDB	09/2017	USD	380	MXN	6,800		819		—

Total Unrealized Appreciation and Depreciation						$	2,432,613	$	1,438,318

Over-the-Counter Options Written at August 31, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (000’s)		Premiums Received		Value

EUR Currency Put	BOA	EUR 1280.000	11/22/17	EUR (23,621,533)	EUR 7,500	$	112,464	$	(71,860)

Centrally Cleared Interest Rate Swaps at August 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)		Value	Unrealized Appreciation (Depreciation)
BAC	Receive	Three-Month USD BBA LIBOR	1.855%	6/14/22	USD	4,100	$	(25,814)	$(25,814)
BAC	Receive	Three-Month USD BBA LIBOR	1.944	7/28/22	USD	4,760		(45,007)	(45,007)
DEU	Pay	MXN TIIE BANXICO	6.915	8/10/22	MXN	42,000		396	396
GSCOI	Pay	BZDI	9.175	1/4/21	BRL	10,000		(223)	(223)
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN	44,442		44,151	44,151
JPM	Pay	BZDI	10.500	7/1/20	BRL	114,140		(10,100)	(10,100)
JPM	Receive	BZDI	7.720	7/2/18	BRL	94,530		(46,987)	(46,987)
JPM	Receive	Three-Month USD BBA LIBOR	1.900	7/26/22	USD	2,620		(19,402)	(19,402)
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD	2,111		(50,608)	(50,608)
JPM	Pay	MXN TIIE BANXICO	6.840	7/19/22	MXN	51,380		(8,085)	(8,085)
SIB	Pay	BZDI	10.000	1/2/25	BRL	8,800		(12,627)	(12,627)
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN	189,895		(20,781)	(20,781)

Total Centrally Cleared Interest Rate Swaps							$	(195,087)	(195,087)

10         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps at August 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350%	6/5/22	INR	337,500	$54,810	$54,810
CITNA-B	Pay	Six-Month CLP TNA	2.610	7/31/19	CLP	4,191,000	10,848	10,848
CITNA-B	Pay	Three-Month COP IBR OIS Compound	6.660	6/9/18	COP	8,000,000	42,609	42,609
GSCOI	Receive	Six-Month THB THBFIX	2.465	5/19/27	THB	22,380	(15,670)	(15,670)
GSCOI	Pay	Six-Month THB THBFIX	1.635	5/19/19	THB	97,900	8,196	8,196
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP	6,130,100	31,308	31,308
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP	49,513,000	(12,557)	(12,557)
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP	12,067,500	23,875	23,875
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR	17,500	(47,179)	(47,179)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP	1,037,500	34,661	34,661
JPM	Pay	Three-Month MYR KLIBOR BNM	3.660	2/2/18	MYR	10,800	2,366	2,366
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP	15,685,000	67,328	67,328
JPM	Pay	BZDI	10.130	7/1/19	BRL	50,370	59,095	59,095
SIB	Pay	Three-Month COP IBR OIS Compound	5.900	2/14/19	COP	8,000,000	40,879	40,879

Total Over-the-Counter Interest Rate Swaps							$300,569	300,569

Over-the-Counter Interest Rate Swaptions Written at August 31, 2017

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Notional Amount Date (000’s)			Premiums Received	Value
Interest Rate Swap Maturing 11/7/22 Call	GSCOI	Pay	Six- Month PLN WIBOR WIBO	2.448%	11/3/17	PLN	29,100	$42,308	$(26,335)

11         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate

12         OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Definitions (Continued)

OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS August 31, 2017 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$144,441,272	$—	$144,441,272
Corporate Bonds and Notes	—	24,100,013	—	24,100,013
Short-Term Notes	—	6,192,173	—	6,192,173
Over-the-Counter Option Purchased	—	158,672	—	158,672
Investment Company	4,702,566	—	—	4,702,566

Total Investments, at Value	4,702,566	174,892,130	—	179,594,696
Other Financial Instruments:
Centrally cleared swaps, at value	—	44,547	—	44,547
Swaps, at value	—	375,975	—	375,975
Forward currency exchange contracts	—	2,432,613	—	2,432,613

Total Assets	$4,702,566	$177,745,265	$—	$182,447,831

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(71,860)	$—	$(71,860)
Centrally cleared swaps, at value	—	(239,634)	—	(239,634)
Swaps, at value	—	(75,406)	—	(75,406)
Forward currency exchange contracts	—	(1,438,318)	—	(1,438,318)
Swaptions written, at value	—	(26,335)	—	(26,335)

Total Liabilities	$—	$(1,851,553)	$—	$(1,851,553)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $35,803,135 and $31,818,932, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $39,668 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $17,965 on written put options.

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $28,539,294 and $88,639,154 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $15,421 on written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,111,294.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$ 176,253,055
Federal tax cost of other investments	127,648
Total federal tax cost	$ 176,380,703

Gross unrealized appreciation	$ 10,709,027
Gross unrealized depreciation	(6,167,151)
Net unrealized appreciation	$ 4,541,876

24        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017